Green Tree Financial Corp.
Net Interest Margin Trust 1995-A
March, 1999
Payment: April 15, 1999

               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                              Cusip #                  393534AC6
                                              Trust Account #         33-34309-0
                                              Distribution Date:  April 15, 1999

                                                                                       Per $1,000
Securitized Net Interest Margin Certificates                                            Original
--------------------------------------------                                            --------
1.            Amount Available                                       2,300,137.51

Interest

2.            Aggregate Interest                                       992,234.90       3.22154188


3.            Amount Applied to:
              (a)         accrued but unpaid Interest

4.            Remaining:
              (a)         accrued but unpaid Interest

5.            Monthly Interest                                         992,234.90

Principal

6.            Current month's principal distribution                 1,307,902.61       4.24643705

7.            Remaining outstanding principal balance              162,924,080.79      528.9742883
              Pool Factor                                              0.52897429

8.            Present value of the projected remaining aggregate
              cashflows of the Finance I Assets and the
              Residual Assets, as of the immediately
              preceding Distribution Date                          432,327,814.89 **

9.            Aggregate amount on deposit in Reserve Fund            7,500,000.00

10.           Subordinated Certificateholder payment (interest
              earnings on Reserve Fund, pursuant to Section 5.8)        28,095.87

11.           Aggregate principal balance of loans
              refinanced by Green Tree Financial                     8,323,131.37

12.           Weighted average CPR                                         16.52%

13.           Weighted average CDR                                          4.74%

14.           Annualized net loss percentage                                2.64%

15.           Delinquency             30-59 day                             1.14%
                                      60-89 day                             0.42%
                                      90+ day                               0.89%
                                      Total 30+                             2.45%


First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 3/15/99.

Green Tree Financial
Net Interest Margin Trust 1995-A
March, 1999
Payment: April 15, 1999


                                               Fee Assets
                          -----------------------------------------------------
                                 Guarantee          Inside          Fee Asset
                                   Fees              Refi             Total
                          -----------------------------------------------------

GTFC 1994-5                      164,564.36        60,242.44        224,806.80
GTFC 1994-6                            0.00        83,529.50         83,529.50
GTFC 1994-7                      126,727.68        43,201.05        169,928.73
GTFC 1994-8                            0.00        84,662.15         84,662.15
GTFC 1995-1                       50,782.69        78,029.98        128,812.67
GTFC 1995-2                            0.00             0.00              0.00
GTFC 1995-3                      122,662.28       141,531.56        264,193.84
GTFC 1995-4                      163,988.92        57,429.50        221,418.42
GTFC 1995-5                            0.00             0.00              0.00
                          -----------------------------------------------------

                                 628,725.93       548,626.18      1,177,352.11

Total amount of Guarantee Fees and

     Inside Refinance Payments                                    1,177,352.11

Subordinated Servicing Fees                                         646,156.36

Payment on Finance 1 Note                                         1,823,508.47

Allocable to Interest (current)                                     719,876.38

Allocable to accrued but unpaid Interest                                  0.00

Accrued and unpaid Trustee Fees                                           0.00

Allocable to Principal                                            1,103,632.09

Finance 1 Note Principal Balance                                118,048,320.88

Green Tree Financial
Net Interest Margin Trust 1995-A
March, 1999
Payment: April 15, 1999


                                                  Inside
                               Residual            Refi          Total
                          -----------------------------------------------

GTFC 1994-5                         0.00              0.00          0.00
GTFC 1994-6                         0.00              0.00          0.00
GTFC 1994-7                         0.00              0.00          0.00
GTFC 1994-8                         0.00              0.00          0.00
GTFC 1995-1                         0.00              0.00          0.00
GTFC 1995-2                    56,849.07         31,308.69     88,157.76
GTFC 1995-3                         0.00              0.00          0.00
GTFC 1995-4                         0.00              0.00          0.00
GTFC 1995-5                   283,575.84        104,895.44    388,471.28
                          -----------------------------------------------

                              340,424.91        136,204.13    476,629.04

                          Total Residual and Inside

                            Refinance Payments                476,629.04